Exhibit 99.2

WWE Board of Directors Unanimously

Elects Vince McMahon Executive Chairman

of the Board

01/10/2023

STAMFORD, Conn.—(BUSINESS WIRE)— WWE (NYSE: WWE) today announced that its Board of Directors unanimously elected Vince McMahon Executive Chairman of the Board.

Stephanie McMahon has resigned from her roles as Chairwoman and Co-CEO.

Nick Khan will serve as WWE CEO.

Vince McMahon:

“First, I’d like to express my full support for Stephanie’s personal decision. I’ll forever be grateful that she offered to step in during my absence and I’m truly proud of the job she did co-leading WWE. Stephanie has always been the ultimate ambassador for our company, and her decades of contributions have left an immeasurable impact on our brand.

“I’m proud to announce that Nick Khan will serve as WWE CEO. Nick’s business acumen and mastery of the media industry have helped catapult our business to record revenue and profitability. Together, we look forward to working with the Board at this critical moment in time to review our strategic alternatives and maximize value for all WWE shareholders.”

Stephanie McMahon:

“I cannot put into words how proud I am to have helped lead what I consider to be the greatest company in the world and I am confident WWE is in the perfect position to continue to provide unparalleled creative content and drive maximum value for shareholders.”

Nick Khan:

“Stephanie McMahon is a terrific executive and an even better person. It has been an honor to serve as Co-CEO with her. She will only continue to succeed.

“I’m grateful to Vince McMahon and our Board of Directors for their ongoing support. I look forward to continuing to work closely with them and my WWE colleagues to ensure our company may thrive as the premiere powerhouse in sports entertainment for years to come.”

About WWE

WWE, a publicly traded company (NYSE: WWE), is an integrated media organization and recognized leader in global entertainment. The Company consists of a portfolio of businesses that create and deliver original content 52 weeks a year to a global audience. WWE is committed to family-friendly entertainment on its television programming, premium live events, digital media, and publishing platforms. WWE’s TVPG programming can be seen in more than 1 billion homes worldwide in 30 languages through world class distribution partners including NBCUniversal, FOX, BT Sport, Sony India and Rogers. The award-winning WWE Network includes all premium live events, scheduled programming and a massive video on-demand library and is currently available in more than 180 countries. In the United States, NBCUniversal’s streaming service, Peacock, is the exclusive home to WWE Network.

Additional information on WWE can be found at wwe.com and corporate.wwe.com.

Trademarks: All WWE programming, talent names, images, likenesses, slogans, wrestling moves, trademarks, logos and copyrights are the exclusive property of WWE and its subsidiaries. All other trademarks, logos and copyrights are the property of their respective owners.

Forward-Looking Statements: This press release contains, and oral statements made from time to time by our representatives may contain, forward-looking statements pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding, our outlook for future financial results, the impact of recent management changes; our plans to remediate identified material weaknesses in our disclosure control and procedures and our internal control over financial reporting, and regulatory, investigative or enforcement inquiries, subpoenas or demands arising from, related to, or in connection with these matters. In addition, the words “may,” “will,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect,” “outlook,” “target,” “goal,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These statements relate to future possible events, as well as our plans, objectives, expectations and intentions and are not historical facts and accordingly involve known and unknown risks and uncertainties and other factors that may cause the actual results or the performance by us to be materially different from future results or performance expressed or implied by such forward-looking statements. These forward-looking statements are subject to uncertainties relating to, without limitation, the results of these actions, as well as possible future actions noted below, of Vince McMahon; the appointment of Nick Khan as Chief Executive Officers; regulatory, investigative or enforcement inquiries, subpoenas or demands arising from, related to, or in connection with these matters; our ability to remediate material weaknesses in our disclosure controls and procedures and our internal control over financial reporting; and reputational harm to the Company’s relationships with its stockholders, customers, talent and partners, which may have adverse financial and operational impacts, among other factors. The following additional factors, among others, could cause actual results to differ materially from those contained in forward-looking statements: the COVID-19 outbreak, which may continue to affect negatively world economies as well as our industry, business and results of operations; entering, maintaining and renewing major distribution and licensing agreements; a rapidly evolving and highly competitive media landscape; WWE Network; computer systems, content delivery and online operations of our Company and our business partners; privacy norms and regulations; our need to continue to develop creative and entertaining programs and events; our need to retain and continue to recruit key performers; the possibility of a decline in the popularity of our brand of sports entertainment; possible adverse changes in the regulatory atmosphere and related private sector initiatives; the highly competitive, rapidly changing and increasingly fragmented nature of the markets in which we operate and/or our inability to compete effectively, especially against competitors with greater financial resources or marketplace presence; uncertainties associated with international markets including possible disruptions and reputational risks; our difficulty or inability to promote and conduct our live events and/or other businesses if we do not comply with applicable regulations; our dependence on our intellectual property rights, our need to protect those rights, and the risks of our infringement of others’ intellectual property rights; the complexity of our rights agreements across distribution mechanisms and geographical areas; potential substantial liability in the event of accidents or injuries occurring during our physically demanding events; large public events as well as travel to and from such events; our expansion into new or complementary businesses, strategic investments and/or acquisitions; our accounts receivable; the construction and move to our new leased corporate and media production headquarters; litigation and other actions, investigations or proceedings; a change in the tax laws of key jurisdictions; our feature film business; a possible decline in general economic conditions and disruption in financial markets including any resulting from COVID-19; our indebtedness including our convertible notes; our potential failure to meet market expectations for our financial performance; through his beneficial ownership of a substantial majority of our Class B common stock, our controlling stockholder, Vincent K. McMahon could exercise ultimate control over our affairs, and his interests may conflict with the holders of our Class A common stock; our share repurchase program; a substantial number of shares are eligible for sale by the McMahons and the sale, or the perception of possible sales, of those shares could lower our stock price; and the volatility of our Class A common stock. In addition, our dividend and share repurchases are dependent on a number of factors, including, among other things, our liquidity and historical and projected cash flow, strategic plan (including alternative uses of capital), our financial results and condition, contractual and legal restrictions on the payment of dividends (including under our revolving credit facility), general economic and competitive conditions and such other factors as our Board of Directors may consider relevant. Forward-looking statements made by the Company speak only as of the date made and are subject to change without any obligation on the part of the Company to update or revise them. Undue reliance should not be placed on these statements. For more information about risks and uncertainties associated with the Company’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, our annual reports on Form 10-K and 10-K/A and quarterly reports on Form 10-Q/A and Form 10-Q.

Media:

Chris Legentil

203-352-8793

Chris.Legentil@wwecorp.com

Investors:

Seth Zaslow

203-352-1026

Seth.Zaslow@wwecorp.com

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